QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10(a)

[Sutherland Asbill and Brennan LLP Letterhead]

STEPHEN E. ROTH
DIRECT LINE: 202.383.0158
Internet: steve.roth@sablaw.com

April 29, 2008

Board of Directors
Protective Life and Annuity Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223

Directors:

        We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of post-effective amendment number 1 to the registration statement on Form N-4 (File No. 333-146506) filed by Protective Life and Annuity Insurance Company and Variable Annuity Account A of Protective Life with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

Sincerely,
SUTHERLAND ASBILL & BRENNAN LLP
By:	/s/ Stephen E. Roth
Stephen E. Roth

QuickLinks

  Exhibit 10(a)